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                                                                EXHIBIT 10.23(f)

                             SECOND AMENDMENT TO
                        FUJITSU INVESTMENT AGREEMENT

        This SECOND AMENDMENT TO FUJITSU INVESTMENT AGREEMENT (the "Amendment") is made this 27 day of February, 1996, between FUJITSU LIMITED, a Japanese stock company or kabushiki kaisha ("FUJITSU"), and ADVANCED MICRO DEVICES, INC., a Delaware corporation ("AMD").

                                  RECITALS
                                  --------

        WHEREAS, AMD and FUJITSU are parties to an agreement entitled Fujitsu Investment Agreement (the "Agreement") dated March 26, 1993, which provides for the purchase by Fujitsu of common stock of AMD; and

        WHEREAS, AMD and FUJITSU entered into First Amendment to Fujitsu Investment Agreement (the "First Amendment") on April 28, 1995, which provides for a change of schedule for purchase and resale by Fujitsu of common stock of AMD; and

        WHEREAS, the parties desire to amend the Agreement further as more fully set forth below in this Amendment.

        NOW, THEREFORE, it is hereby AGREED that:

        1. The first sentence of Section 1.4 of the Agreement is amended in its entirety to read as follows:

        The purchase price of each installment of the AMD Shares shall be payable in United States dollars by wire transfer or otherwise as AMD shall reasonably request, and: (i) for the Initial Purchase, was equal to the number of AMD Shares acquired in the installment times the average of the closing sales prices of AMD common stock on the New York Stock Exchange for the sixty (60) trading days ending on the Joint Venture Effective Date, (ii) for the First through Third Subsequent Purchases, the average of the closing sales prices on the New York Exchange for the sixty (60) trading days ending on the twentieth day of the month preceding the month in which the purchase was consummated, or if the Exchange was not open for trading on such date, on the trading day
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        preceding such date, and (iii) for the Fourth through Eighth
        Subsequent Purchases, the average of the closing sales prices on the New York Exchange for the sixty (60) trading days ending on the twentieth day of the month preceding the month in which the purchase is required by the First Amendment, or if the Exchange is not open for trading on such date, on the trading day preceding such date.

        2. Except as specifically amended by this Amendment and the First Amendment, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. On and after the date of this Amendment, each reference to the Agreement in the Agreement itself or in any other agreement or document between the parties shall mean and be a reference to the Agreement as amended by this Amendment and the First Amendment.

        3. This Agreement may be executed in any number of counterparts, each of which may be executed by fewer than all of the parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their authorized officers as of the day and year first above written.


                                        ADVANCED MICRO DEVICES, INC.

                                        By /s/ Marvin D. Burkett
                                           ----------------------------------
                                           Marvin D. Burkett

                                           Senior Vice President
                                       Its Chief Administrative Officer
                                           ----------------------------------
                                           Chief Financial Officer and
                                           Treasurer


                                        FUJITSU LIMITED

                                        By /s/ Masamichi Ogura
                                           ---------------------------------
                                           Masamichi Ogura
                                           Group Senior Vice President
                                           Administration & Business Operations
                                           Electronic Devices Group